                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                               Altera Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                               Altera Corporation
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction
applies:      N/A

     (2)  Aggregate number of securities to which transaction
applies:      N/A

     (3)  Per unit price or other underlying value of transaction computed
          pursuant to Exchange Act Rule 0-11:      N/A

     (4)  Proposed maximum aggregate value of transaction:      N/A

     (5)  Total fee paid:      N/A

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:      N/A

     (2)  Form, Schedule or Registration Statement No.:      N/A

     (3)  Filing Party:      N/A

     (4)  Date Filed:      N/A

                                      LOGO

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 8, 1996
                                   10:00 A.M.

TO THE SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Altera Corporation will be held at the Company's offices at 2610 Orchard Parkway, San Jose, California, on Wednesday, May 8, 1996, at 10:00 a.m. local time, for the following purposes:

     1. To elect directors to serve for the ensuing year and until their successors are elected.

     2. To approve an amendment to the 1988 Director Stock Option Plan to increase from 400,000 to 470,000 the number of shares of Common Stock reserved for issuance thereunder.

     3. To adopt the 1996 Stock Option Plan and reserve 2,000,000 shares of Common Stock for issuance thereunder.

     4. To ratify the appointment of Price Waterhouse LLP as independent accountants for the Company for the fiscal year ending December 31, 1996.

     5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only shareholders of record at the close of business on March 15, 1996 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

                                          For the Board of Directors
                                          ALTERA CORPORATION

                                          C. Wendell Bergere
                                          Secretary

San Jose, California
March 25, 1996

IMPORTANT: ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO MARK, SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE. ANY SHAREHOLDER ATTENDING THE MEETING MAY VOTE IN PERSON EVEN IF SUCH SHAREHOLDER RETURNED A PROXY CARD.

                               ALTERA CORPORATION

                            ------------------------

                              PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 8, 1996

     The enclosed proxy is solicited on behalf of the Board of Directors of Altera Corporation, a California corporation ("Altera" or the "Company"), for use at Altera's Annual Meeting of Shareholders (the "Annual Meeting") to be held on May 8, 1996, or at any adjournment(s) or postponement(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders.

     Altera's principal executive offices are located at 2610 Orchard Parkway, San Jose, California 95134. The telephone number at that address is (408) 894-7000.

     These proxy solicitation materials were mailed on or about March 25, 1996 to all shareholders entitled to vote at the Annual Meeting.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

RECORD DATE AND SHARES OUTSTANDING

     Shareholders of record at the close of business on March 15, 1996 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. At the Record Date, the Company had issued and outstanding 43,684,858 shares of Common Stock.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

VOTING

     Each share of Common Stock outstanding on the Record Date is entitled to one vote. No shareholder shall be entitled to cumulate votes. An automated system administered by the Company's transfer agent tabulates the votes. Votes against a particular proposal are counted for purposes of determining the presence or absence of a quorum and are also counted as having been "voted" with respect to the proposal for purposes of determining whether the requisite majority of voting shares has been obtained. While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions and broker non-votes, the Company believes that both abstentions and broker non-votes should be counted for purposes of determining whether a quorum is present at the Annual Meeting. The required quorum is a majority of the shares issued and outstanding on the Record Date. The Company further believes that neither abstentions nor broker non-votes should be counted as having been voted with respect to the election of directors or the other proposals set forth herein for purposes of determining whether the requisite majority of the shares has been obtained. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions and broker non-votes with respect to the election of directors and the proposals set forth herein in this manner.

SOLICITATION OF PROXIES

     The cost of this solicitation will be borne by the Company. The Company has retained the services of D.F. King & Co., Inc. to aid in the solicitation of proxies from brokers, bank nominees, and other institutional owners. The Company estimates that it will pay D.F. King & Co., Inc. a fee of $4,500 for its services and will reimburse it for certain out-of-pocket expenses. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding soliciting materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers, and regular employees, without additional compensation, personally or by telephone, telegram, or facsimile.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS FOR 1996 ANNUAL MEETING

     Proposals of shareholders of the Company intended to be presented by such shareholders at the Company's 1997 Annual Meeting of Shareholders must be received by the Company no later than November 26, 1996 in order that they may be included in the proxy statement and form of proxy related to that meeting.

                     PROPOSAL ONE -- ELECTION OF DIRECTORS

NOMINEES

     The Company's Board of Directors is comprised of five members, all of whom are to be elected at the Annual Meeting. The Nominating Committee of the Board of Directors has nominated the persons named below for election as directors at the Annual Meeting. Unless otherwise directed, the proxy holders will vote the proxies received by them for the five nominees named below. All five nominees were elected at the previous annual meeting of shareholders held on April 26, 1995. In the event that any of the five nominees is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The directors elected will hold office until the next annual meeting of shareholders and until their successors are elected and qualified.

     The names of the nominees and certain information about them are set forth below.

                                                                                  DIRECTOR
  NAME OF NOMINEE    AGE               POSITION(S) WITH THE COMPANY                SINCE
-------------------  ---     -------------------------------------------------    --------
Rodney Smith         55      Chairman of the Board of Directors, President,         1983
                             and Chief Executive Officer
Michael A. Ellison   50      Director                                               1984
Paul Newhagen        46      Vice President -- Administration and Director          1987
Robert W. Reed       49      Director                                               1994
William E. Terry     62      Director                                               1994

     There is no family relationship between any directors or executive officers of the Company.

     RODNEY SMITH has served as Chairman of the Board of Directors, President, and Chief Executive Officer since joining the Company in November 1983. Prior to that time, he held various management positions with Fairchild Semiconductor Corporation, a semiconductor manufacturer.

     MICHAEL A. ELLISON has served as a director of the Company since April 1984. Since October 1994, Mr. Ellison has been the Chief Executive Officer of Steller, Inc., a distributor of electronics parts. From January 1982 to December 1992, he was a General Partner of Cable & Howse Ventures, a venture capital investment firm. Following that, he was a private venture capital investor. Mr. Ellison also served as a director of Wall Data Incorporated from September 1986 to January 1996.

     PAUL NEWHAGEN, a co-founder of the Company, has served as a director of the Company since July 1987 and as Vice President -- Administration since December 1994. Mr. Newhagen served as Vice President of the Company from November 1992 to February 1993, Secretary from July 1987 to January 1993, and Vice President of Finance and Administration from June 1983 to October 1992 and Chief Financial Officer from June 1983 to February 1993. From June 1993 to November 1994, Mr. Newhagen served as a consultant to the Company.

     ROBERT W. REED has served as a director of the Company since October 1994. Since 1991, Mr. Reed has been a Senior Vice President of Intel Corporation, a semiconductor manufacturer, and General Manager of its Semiconductor Products Group, which includes Flash Memory Products, Intel's Military and Special

Products Division, and Intel's embedded microcontrollers and microprocessors. From 1983 to 1991, Mr. Reed was Intel's Chief Financial Officer.

     WILLIAM E. TERRY has served as a director of the Company since August 1994. Mr. Terry is a former director and Executive Vice President of the Hewlett-Packard Company, a diversified electronics manufacturing company. In 36 years at Hewlett-Packard, he held a number of senior management positions, including general manager of Hewlett-Packard's Data Products and Instrument Groups, and subsequently had overall responsibility for the Measurement Systems Sector. He retired from Hewlett-Packard in November 1993. Mr. Terry also serves as a director of Key Tronic Corporation.

VOTE REQUIRED

     The five nominees receiving the highest number of affirmative votes of the shares entitled to be voted shall be elected as directors of the Company. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum but have no other legal effect under California law.

BOARD AND COMMITTEE MEETINGS

     The Board of Directors held eight meetings during the fiscal year ended December 31, 1995 ("fiscal 1995"). The Board of Directors has standing audit, compensation, and nominating committees.

     The members of the Audit Committee are Michael A. Ellison, Paul Newhagen, and Robert W. Reed. The Audit Committee held three meetings during fiscal 1995. The purposes of the Audit Committee are to review with Altera's management and independent accountants such matters as internal accounting controls and procedures, the plan and results of the annual audit, and suggestions of the accountants for improvements in accounting procedures; to nominate independent accountants; and to provide such additional information as the committee may deem necessary to make the Board of Directors aware of significant financial matters which require the Board's attention.

     William E. Terry and Michael A. Ellison comprise the Compensation Committee. The Compensation Committee held eight meetings during fiscal 1995. The purposes of the Compensation Committee are to review and approve the compensation to be paid or provided to Altera's executive officers, the aggregate compensation of all employees of Altera, and the terms of compensation plans of all types.

     The Nominating Committee consists of Robert W. Reed, Michael A. Ellison, Paul Newhagen, and William E. Terry. The Nominating Committee held three meetings in fiscal 1995. The purpose of the Nominating Committee is to seek qualified candidates for nomination and appointment to the Board of Directors. The Nominating Committee selects such candidates by evaluating potential candidates' decision-making ability, business experience, technological background, personal integrity, reputation, and other factors. In addition, as reflected in the Nominating Committee's charter, the Nominating Committee recognizes the benefits of a Board of Directors that reflects the diversity of the Company's shareholders, employees, customers, and the community in which it operates, and accordingly actively seeks qualified candidates for nomination and election to the Board of Directors in order to reflect such diversity. The Nominating Committee conducts its evaluation of potential candidates independently and confidentially; therefore, it does not accept shareholder recommendations of candidates. In January 1996, the Nominating Committee nominated the candidates identified in this proxy for election to the Company's Board of Directors.

     During fiscal 1995, no director attended fewer than 75% of the aggregate number of meetings of the Board of Directors and meetings of its committees on which he served.

CERTAIN BUSINESS RELATIONSHIPS

     In October 1994, the Company completed the acquisition of Intel Corporation's programmable logic device ("PLD") product line, including associated capital equipment, inventory, and certain intellectual property. Immediately after the closing of the acquisition, the Company named Robert W. Reed, Senior Vice President and General Manager of Intel's Semiconductor Products Group, to its Board of Directors. Mr. Reed is currently a director of the Company and is a nominee for director. See "PROPOSAL ONE -- ELECTION OF DIRECTORS -- Nominees".

     As part of the acquisition and by separate agreements, Intel agreed to supply the Company with up to certain specified amounts of associated PLD wafers for three years and to license the Company to make PLDs under certain Intel patents, and the Company agreed to supply Intel for the same three-year period with the finished programmable logic devices Intel had previously manufactured. The Company also agreed to license back to Intel on a limited basis certain intellectual property which the Company acquired from Intel. In addition, the Company periodically purchases finished goods from Intel on a purchase order basis in order to meet current demand. During fiscal 1995, the Company purchased PLD wafers and finished goods from Intel valued at $21.3 million, which exceeded 5% of the Company's consolidated gross revenues for its 1995 fiscal year of $401.6 million.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee consists of Michael A. Ellison and William E. Terry. Neither Mr. Ellison nor Mr. Terry was at any time during the Company's 1995 fiscal year or at any other time an officer or employee of the Company. No executive officer of the Company serves as a member of the Board of Directors or compensation committee of any entity which has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

COMPENSATION COMMITTEE REPORT

     The Compensation Committee of the Board of Directors (the "Committee") establishes the general compensation policies of the Company and the compensation plans and specific compensation levels for senior executives including the Company's Chief Executive Officer.

  General Compensation Philosophy

     The primary objectives of the Company's executive compensation policies include:

        - Attracting, motivating, and retaining quality employees,

        - Rewarding executives based upon the Company's financial performance at levels competitive with comparable high-growth companies, and

        - Providing incentives designed to increase shareholder value.

     Because Altera competes against aggressive companies in a dynamic, high-growth industry, the Company believes that finding, motivating, and retaining quality employees, particularly senior managers and technical contributors, is a key factor to the Company's future success. Accordingly, the Committee's compensation philosophy seeks to align management and shareholder interests by tying cash compensation and long-term incentive programs to the Company's financial performance, including increased returns to shareholders. The Committee also seeks to maintain executives' aggregate compensation, including salary, bonus, and long-term equity incentives, at a level competitive with comparable high-growth companies.

  Cash Compensation

     Cash compensation for the Company's senior executives consists of a fixed base salary and an annual bonus based on the Company's financial performance. Comparable peer company and other market data are studied in determining total cash compensation. In order to implement its philosophy that executives be rewarded for making positive financial results, the Committee attempts to place greater emphasis on the variable incentive bonus component of their total compensation than on fixed base salaries. Thus, executive base salaries are targeted to be at or below the median for salaries paid by such peer companies while, if the Company meets or exceeds the annual goals established by the Committee, bonuses are targeted to bring total compensation above the median for the peer companies.

     In setting annual goals for the executive bonus plan, the Committee considers various factors, including the anticipated introduction of new products, general economic conditions, and the Company's position relative to its competitors. The Committee intends that the goals be aggressive, emphasizing strong revenue growth coupled with improved or consistent net income. In order to achieve the purpose of the plan, the financial goals set by the Committee and the corresponding bonus targets are communicated to participants prior to the beginning of the fiscal year.

  Long Term Compensation

     Long-term equity incentives, including stock options and stock purchase rights granted pursuant to the Company's Stock Option and Stock Purchase Plans, directly align the economic interests of the Company's management and employees with those of its shareholders. Stock options are a particularly strong incentive because they are valuable to employees only if the fair market value of the Company's Common Stock increases above the exercise price, which is set at the fair market value of the Company's Common Stock on the date the option is granted. In addition, employees must remain employed with the Company for a fixed period of time in order for the options to fully vest. Options are granted to employees and executives following a yearly review of individual performance and consideration of the individual's long-term value to the Company.

  CEO Compensation

     In setting the CEO's compensation, the Committee considers comparative financial and pay data of selected peer companies in the semiconductor industry which approximate the size of the Company in terms of employees, revenue, and capitalization. The Committee also considers studies from independent consultants of compensation structures. The Committee has raised Mr. Smith's base annual salary for 1996 to $400,000 based upon the increased median base salary level of peer company CEO's and the strong financial performance of the Company in fiscal 1995, both in absolute terms and relative to the performance of the peer companies.

     The amount of the CEO's 1995 bonus was based on the Company's actual financial results (growth in sales revenue and net income) compared to its internal plan, subject to a performance floor below which no bonus would have been paid. In fiscal 1996, the Committee has changed the bonus criteria so that it is based on the growth of sales revenue and net income over prior year results. The bonus to be awarded for fiscal 1996, if any, is subject to a cap at 150% of the CEO's base salary.

     The Company grants stock options to the CEO based primarily on the Committee's evaluation of his ability to influence the Company's long-term growth and profitability. The Committee's determination of the size of the option grant is made in its discretion based principally on the Committee's estimation of the equity incentive value of the CEO's unvested option position. In 1995, the Company granted Mr. Smith options to purchase 10,000 and 30,000 shares of the Company's Common Stock, respectively. The 10,000 share option vests ratably over six months beginning January 1, 1999. The 30,000 share option vests ratably over one year beginning January 1, 2000.

  Other Executive Compensation

     The Committee has adopted compensation policies for its senior executives similar to those established for the CEO. Using salary data supplied by outside consultants and other publicly available data, such as proxy data from peer companies, the CEO recommends to the Committee base salaries for executive officers that are within the range of salaries for persons holding similar positions at peer companies. In setting executive officer salaries, the CEO and the Committee also consider factors such as the Company's performance relative to the peer companies and the individual officer's past performance and future potential. In accordance with the Company's compensation goals, the executive officers' base salaries for fiscal 1995 were generally at or below the median of the range of peer company base salary data obtained by the Committee.

     Cash bonuses for all executive officers for fiscal 1995 were calculated based on the Company's actual revenues and net income compared to the Company's internal plan, according to a formula similar to that used to determine the CEO's bonus. The executive officers' annual cash bonuses for fiscal 1995 were above the median of the range of annual bonus data for peer companies, which is consistent with the Company's fiscal 1995 relative performance. As in the case of the CEO, executive officer bonuses for fiscal 1996 will be awarded based on the Company's growth in sales revenue and net income over prior year results.

     As with the CEO, the size of the stock option grant to each executive officer is determined by the Committee's evaluation of that officer's ability to influence the Company's long-term growth and profitability. In addition, the Committee considers the incentive effect of additional option grants given the stock options then held by such executive officers and the amount of those options that are not yet vested.

  Other Compensation Considerations

     The Committee has studied Section 162(m) of the Internal Revenue Code and related regulations of the Internal Revenue Service, which restrict the deductibility of executive compensation paid to any of the Company's five most highly-paid executive officers at the end of any fiscal year to the extent that such compensation exceeds $1 million in any year and does not qualify for an exemption under the statute or related regulations. The Company has qualified its 1987 Stock Option Plan as a performance based plan and therefore compensation realized in connection with exercises of options granted under the Plan is exempt under the statute. The Committee does not believe that the other components of the Company's compensation will be likely in the aggregate to materially exceed $1 million for any executive officer in 1996 and therefore has concluded that no further action with respect to qualifying such compensation for deductibility is necessary at this time. The Committee will continue to evaluate the advisability of qualifying the deductibility of such compensation in the future.

          William E. Terry, Chairman                    Michael A. Ellison, Member
            Compensation Committee                        Compensation Committee

DIRECTOR COMPENSATION

     Currently, the Company's non-employee directors receive $2,000 for each meeting of the Board of Directors or a committee of the Board of Directors (unless held in conjunction with a meeting of the Board as a whole) attended in person, and $1,000 for each meeting attended by telephone. The Company reimburses each non-employee member of the Board of Directors and its committees for expenses incurred by such member in connection with the attendance of such meetings. The Company's non-employee directors are also paid an annual retainer in the amount of $12,000, paid in advance on the date of the Annual Meeting of Shareholders in each year but prorated for any partial year. The Company's non-employee directors also receive options under its 1988 Director Stock Option Plan. See "PROPOSAL TWO -- APPROVAL OF AMENDMENT TO 1988 DIRECTOR STOCK OPTION PLAN."

     Each non-employee director is eligible to include the annual retainer and meeting fees, but not expense reimbursements, in the Company's Deferred Compensation Plan. The Company incurs incidental expenses for administration of the Deferred Compensation Plan, and the Company's tax benefit for payments to such directors is delayed until funds (including earnings on the amounts invested pursuant to such Plan) are eventually distributed from such Plan. The Company does not pay any additional compensation to its non-employee directors as a result of the Deferred Compensation Plan.

     Each non-employee director is also eligible to receive medical, dental, and vision insurance benefits at the same level available to the Company's employees in general.

     The Company's directors who are also officers of the Company do not receive any additional compensation for their services as members of the Board of Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the shares of Common Stock beneficially owned by persons known by the Company to beneficially own greater than 5% of the Company's outstanding stock, by each director of the Company, by the Chief Executive Officer and the four other most highly paid officers of the Company, and by all directors and executive officers of the Company as a group. Except as otherwise indicated in the accompanying footnotes, beneficial ownership is shown as of the Record Date. All percentage figures in the following table are calculated based on the number of shares of Common Stock outstanding as of the Record Date.

                                                                                  SHARES OF COMMON STOCK
                                                                                 -------------------------
           FIVE-PERCENT SHAREHOLDERS, DIRECTORS, EXECUTIVE OFFICERS               NUMBER           PERCENT
------------------------------------------------------------------------------   ---------         -------
FIVE-PERCENT SHAREHOLDERS:
FMR Corp. (Fidelity Management and Research)(1)...............................   4,663,260          10.7%
82 Devonshire Street
Boston, MA 02109
T. Rowe Price Associates, Inc.(2).............................................   2,441,300           5.6%
100 E. Pratt Street
Baltimore, MD 21202
AIM Management Group, Inc.(3).................................................   2,218,282           5.1%
11 Greenway Plaza
Suite 1919
Houston, TX 77046
DIRECTORS AND EXECUTIVE OFFICERS(4):
Rodney Smith(5)...............................................................     904,667           2.1%
Paul Newhagen(6)..............................................................     530,011           1.2%
Michael A. Ellison(7).........................................................      52,115           *
Robert W. Reed(8).............................................................           0           *
William E. Terry(9)...........................................................      18,667           *
Denis Berlan(10)..............................................................      58,028           *
Peter Smyth(11)...............................................................      54,000           *
Clive McCarthy(12)............................................................     145,500           *
All Directors and Officers as a Group (13 persons)(13)........................   1,816,610           4.1%

---------------
  *  Less than 1%.

 (1) Based on a filing with the Securities and Exchange Commission dated February 14, 1996 indicating beneficial ownership as of December 31, 1995.

 (2) Based on a filing with the Securities and Exchange Commission dated February 14, 1996 indicating beneficial ownership as of December 31, 1995.

 (3) Based on a filing with the Securities and Exchange Commission dated February 12, 1996, indicating beneficial ownership as of December 31, 1995.

 (4) The persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and to the information contained in the footnotes to this table. Unless otherwise indicated, the business address of each of the beneficial owners listed in this table is 2610 Orchard Parkway, San Jose, California 95134.

 (5) Includes 137,667 shares which Mr. Smith has the right to acquire within 60 days of the Record Date through exercise of options.

 (6) Includes 25,389 shares which Mr. Newhagen has the right to acquire within 60 days of the Record Date through exercise of options.

 (7) Includes 20,167 shares which Mr. Ellison has the right to acquire within 60 days of the Record Date through exercise of options.

 (8) Excludes shares held by Intel Corporation, of which Mr. Reed is a Senior Vice President. In addition, effective as of October 1, 1995, the Company has granted options to Mr. Reed under the 1988 Director Stock Option Plan, none of which are exercisable within 60 days of the Record Date.

 (9) Includes 16,667 shares which Mr. Terry has the right to acquire within 60 days of the Record Date through exercise of options.

(10) Includes 39,833 shares which Mr. Berlan has the right to acquire within 60 days of the Record Date through exercise of options.

(11) Includes 54,000 shares which Mr. Smyth has the right to acquire within 60 days of the Record Date through exercise of options.

(12) Includes 25,380 shares which Mr. McCarthy has the right to acquire within 60 days of the Record Date through exercise of options.

(13) Includes 365,650 shares in the aggregate which executive officers and directors have the right to acquire within 60 days of the Record Date through exercise of options.

EXECUTIVE COMPENSATION

  Summary of Officer Compensation

     The following table summarizes the total compensation of the Chief Executive Officer and the four other most highly compensated executive officers of the Company in fiscal 1995 as well as the total compensation paid to each such individual for the Company's two previous fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                                             LONG-TERM
                                                                                           COMPENSATION
                                                                                              AWARDS
                                                                                           -------------
                                                               ANNUAL COMPENSATION          SECURITIES         ALL OTHER
                                                            --------------------------      UNDERLYING       COMPENSATION
          NAME AND PRINCIPAL POSITION             YEAR      SALARY ($)      BONUS ($)       OPTIONS (#)           ($)
------------------------------------------------  -----     -----------     ----------     -------------     -------------
Rodney Smith....................................  1995        325,000         492,814          40,000           16,618(1)
  Chief Executive Officer                         1994        312,500         375,237          10,000           13,948(1)
                                                  1993        287,500         180,000          50,000            9,474(1)
Denis Berlan....................................  1995        195,000         295,689          13,250            6,849(2)
  Vice President -- Operations                    1994        172,500         207,831          42,000            6,569(2)
                                                  1993        152,500          96,000               0            3,868(2)
Peter Smyth.....................................  1995        185,000         280,525          15,000           11,148(3)
  Vice President -- Sales                         1994        177,500         213,596           4,500           10,748(3)
                                                  1993        160,000         102,000          30,000            6,158(3)
Clive McCarthy..................................  1995        175,000         265,361               0            7,225(4)
  Vice President -- Development Engineering       1994        167,500         202,051               0            7,411(4)
                                                  1993        155,000          96,000          30,000            4,351(4)
Paul Newhagen(5)................................  1995        170,961         265,361          15,000            4,869(6)
  Vice President -- Administration                1994         10,657               0          19,166(7)       132,085(8)
                                                  1993         37,349               0          40,000(9)       60,706(10)

---------------

 (1) Represents $15,118, $12,448, and $8,474 of disability insurance premiums and medical examination costs paid by the Company in fiscal 1995, fiscal 1994, and fiscal 1993, respectively, and a $1,000 contribution by the Company under its 401(k) plan in 1993 and $1,500 contributions in 1994 and 1995.

 (2) Represents $5,349, $5,069, and $2,868 of disability insurance premiums and medical examination costs paid by the Company in fiscal 1995, fiscal 1994, and fiscal 1993, respectively, and a $1,000 contribution by the Company under its 401(k) plan in 1994 and $1,500 contributions in 1994 and 1995.

 (3) Represents $9,648, $9,248, and $5,158 of disability insurance premiums and medical examination costs paid by the Company in fiscal 1995, fiscal 1994, and fiscal 1993, respectively, and a $1,000 contribution by the Company under its 401(k) plan in 1993 and $1,500 contributions in 1994 and 1995.

 (4) Represents $5,725, $5,911, and $3,351 of disability insurance premiums and medical examination costs paid by the Company in fiscal 1995, fiscal 1994, and fiscal 1993, respectively, and a $1,000 contribution by the Company under its 401(k) plan in 1994 and $1,500 contributions in 1994 and 1995.

 (5) Mr. Newhagen served as Vice President and Chief Financial Officer of the Company for the first two months of 1993. He served as a consultant to the Company from June 1993 until becoming Vice President -- Administration in December 1994. Mr. Newhagen has served continuously as a director of the Company since 1987.

 (6) Represents $3,369 of disability insurance premiums and medical examination costs paid by the Company and a $1,500 contribution by the Company under its 401(k) plan.

 (7) Represents 9,166 shares underlying options granted in December 1994 under the 1987 Stock Option Plan and 10,000 shares underlying options granted under the 1988 Director Stock Option Plan while Mr. Newhagen was a non-employee director of the Company.

 (8) Represents $113,085 in consulting fees and $19,000 in director fees paid to Mr. Newhagen during the period January-December 1994.

 (9) Represents shares underlying options granted to Mr. Newhagen under the 1988 Director Stock Option Plan.

(10) Represents $543 of disability insurance premiums and medical examination costs paid by the Company and a $575 contribution by the Company under its 401(k) plan for the period January-May 1993, and $49,588 in consulting fees and $10,000 in director fees paid to Mr. Newhagen during the period June-December 1993.

  Options Granted During Fiscal 1995

     The following table summarizes the grants of options to purchase the Company's Common Stock made to the persons named in the Summary Compensation Table.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                           POTENTIAL REALIZABLE
                                                      INDIVIDUAL GRANTS                                      VALUE AT ASSUMED
                         ----------------------------------------------------------------------------      ANNUAL RATES OF STOCK
                              NUMBER OF           % OF TOTAL OPTIONS                                      PRICE APPRECIATION FOR
                             SECURITIES               GRANTED TO           EXERCISE                           OPTION TERM(2)
                         UNDERLYING OPTIONS      EMPLOYEES IN FISCAL        PRICE         EXPIRATION      -----------------------
         NAME               GRANTED(#)(1)                YEAR             ($/SHARE)          DATE          5% ($)        10% ($)
-----------------------  -------------------     --------------------     ----------     ------------     ---------     ---------
Rodney Smith(3)........         10,000(8)                0.9%               43.625          7-03-05         274,355       695,270
                                30,000(9)                2.7%               54.500         12-06-05       1,028,243     2,605,769
Denis Berlan(4)........          3,250(10)               0.3%               43.625          7-03-05          89,165       225,963
                                10,000(9)                0.9%               54.500         12-06-05         342,748       868,590
Peter Smyth(5).........          5,000(8)                0.4%               43.625          7-03-05         137,178       347,635
                                10,000(9)                0.9%               54.500         12-06-05         342,748       868,590
Clive McCarthy(6)......            --                     --                  --              --              --            --
Paul Newhagen(7).......          5,000(8)                0.4%               43.625          7-03-05         137,178       347,635
                                10,000(9)                0.9%               54.500         12-06-05         342,748       868,590

---------------

 (1) The options shown in the table are nonstatutory stock options that were granted at fair market value under the Company's 1987 Stock Option Plan, as amended (the "1987 Plan").

 (2) The 5% and 10% assumed compound rates of annual stock price appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future Common Stock prices.

 (3) All options previously granted to Mr. Smith under the 1987 Plan become fully exercisable on June 7, 2001.

 (4) All options previously granted to Mr. Berlan under the 1987 Plan become fully exercisable on October 1, 1999.

 (5) All options previously granted to Mr. Smyth under the 1987 Plan become fully exercisable on July 1, 1999.

 (6) All options previously granted to Mr. McCarthy under the 1987 Plan become fully exercisable on June 18, 2003.

 (7) All options previously granted to Mr. Newhagen under the 1987 Plan become fully exercisable on July 1, 1999.

 (8) Vests at the rate of 1/6 of the shares at the end of each month beginning July 1, 1999 and ending December 31, 1999.

 (9) Vests at the rate of 1/12 of the shares at the end of each month beginning January 1, 2000 and ending December 31, 2000.

(10) Vests at the rate of 1/3 of the shares at the end of each month beginning October 1, 1999 and ending December 31, 1999.

  Option Exercises and Fiscal 1995 Year-End Values

     The following table provides the specified information concerning exercises of options to purchase the Company's Common Stock and the fiscal year-end value of unexercised options held by each of the persons named in the Summary Compensation Table.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                           AND FISCAL YEAR-END VALUES

                                                            NUMBER OF SECURITIES
                                                                 UNDERLYING
                                                                 UNEXERCISED              VALUE OF UNEXERCISED
                              SHARES                     OPTIONS AT FISCAL YEAR-END       IN-THE-MONEY OPTIONS
                            ACQUIRED ON                              (#)               AT FISCAL YEAR-END ($) (1)
                             EXERCISE        VALUE       ---------------------------   ---------------------------
           NAME                 (#)       REALIZED ($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
--------------------------  -----------   ------------   -----------   -------------   -----------   -------------
Rodney Smith..............         --             --       126,000        174,000       5,670,000        5,458,750
Denis Berlan..............     15,000        372,375        29,333        122,917       1,234,238        4,329,731
Peter Smyth...............     10,000        355,750        49,000         65,000       2,161,063        2,100,875
Clive McCarthy............     10,000        525,000        20,713        103,167         936,208        4,376,264
Paul Newhagen.............         --             --        22,714         51,452         942,631        1,327,370

---------------

(1) Amounts reflecting gains on outstanding stock options are based on the closing price of the Company's Common Stock on December 29, 1995 of $49.75.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (the "SEC"). Such officers, directors, and 10% shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) reports they file.

     Based solely on its review of the copies of such forms received by it or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that, during the fiscal year ended December 31, 1995, all Section 16(a) filing requirements applicable to its officers, directors, and 10% shareholders were complied with. In making these statements, the Company has relied upon the written representations of its officers and directors.

CHANGES TO BENEFIT PLANS

     The Company has proposed an amendment to increase the share reserve under the 1988 Director Stock Option Plan (the "Director Plan"). The following table sets forth the options that will be granted under the Director Plan, as amended, to the current directors who are not executive officers as a group during the fiscal year ending December 31, 1996, if the Director Plan is amended as proposed.

     The Company has also proposed to adopt the 1996 Stock Option Plan (the "1996 Plan") in connection with the retirement of the 1987 Stock Option Plan (the "1987 Plan"). If this proposal is adopted, there will be no future grants under the 1987 Plan. Accordingly, the following table sets forth grants of stock options received under the 1987 Plan during the fiscal year ended December 31, 1995 by (1) the Chief Executive Officer of the Company and the four other most highly compensated executive officers of the Company as of December 31, 1995;
(2) all current executive officers as a group; (3) all current directors who are not executive officers as a group; and (4) all employees, including all officers who are not executive officers, as a group. Grants under the 1996 Plan will be made at the discretion of the Board of Directors. Accordingly, future grants under the 1996 Plan are not yet determinable.

                               NEW PLAN BENEFITS

                                           1988 DIRECTOR STOCK     1987 STOCK OPTION       1996 STOCK OPTION
                                             OPTION PLAN(1)             PLAN(2)                 PLAN(2)
                                           -------------------   ----------------------   --------------------
                                           EXERCISE               EXERCISE                EXERCISE
                                            PRICE      NUMBER      PRICE       NUMBER      PRICE
                                            ($ PER       OF        ($ PER        OF        ($ PER    NUMBER OF
            NAME AND POSITION               SHARE)     SHARES      SHARE)      SHARES      SHARE)     SHARES
-----------------------------------------  --------   --------   ----------   ---------   --------   ---------
Rodney Smith.............................       --          --      43.6250      10,000        --         --
  Chairman of the Board of Directors,                               54.5000      30,000
  President and Chief Executive Officer
Denis Berlan.............................       --          --      43.6250       3,250        --         --
  Vice President -- Operations                                      54.5000      10,000
Peter Smyth..............................       --          --      43.6250       5,000        --         --
  Vice President -- Sales                                           54.5000      10,000
Clive McCarthy...........................       --          --           --          --        --         --
  Vice President -- Development
  Engineering
Paul Newhagen............................       --          --      43.6250       5,000        --         --
  Vice President -- Administration                                  54.5000      10,000
Executive Officer Group (10 persons).....       --          --      50.2574(5)   286,150       --         --
Non-Executive Officer Director Group
  (3 persons)............................       --(3)   30,000(4)         --         --        --         --
Non-Executive Officer Employee Group.....       --          --      42.7331(5)   826,650       --         --

---------------

(1) Only non-employee directors of the Company are eligible to participate in the Director Plan. Mr. Newhagen was eligible to participate in the Director Plan prior to becoming employed by the Company in December 1994.

(2) Only employees (including officers and directors) and consultants of the Company or any parent or subsidiary are eligible to participate in the 1987 Plan and the 1996 Plan.

(3) Future exercise prices of options are unknown as they are based on the fair market value of the Company's Common Stock on the date of grant.

(4) To be granted in fiscal 1996. Assumes Messrs. Ellison, Reed, and Terry continue to serve on the Board of Directors until the dates of their respective grants.

(5) Exercise prices for the 1987 Plan grants to these groups are shown on a weighted-average basis.

COMPANY PERFORMANCE

     The following graph shows a comparison, since December 31, 1990, of cumulative total return for the Company, the Standard & Poor's 500 Index, and the Standard & Poor's Semiconductor Index.

                    Comparison of Cumulative Total Return*

====================================================================================
Measurement Period
------------------------------------------------------------------------------------
Fiscal Year Ended   Altera Corporation    S&P 500 Index    S&P Semiconductor Index
------------------------------------------------------------------------------------
Dec-31-90                   100                100                    100
------------------------------------------------------------------------------------
Dec-31-91                   263                130                    125
------------------------------------------------------------------------------------
Dec-31-92                   120                140                    204
------------------------------------------------------------------------------------
Dec-31-93                   305                155                    315
------------------------------------------------------------------------------------
Dec-31-94                   390                157                    368
------------------------------------------------------------------------------------
Dec-31-95                   926                215                    500
====================================================================================

Assumes $100 invested on December 31, 1990 in Altera common stock, Standard & Poor's 500 Index, and Standard & Poor's Semiconductor Index.

* Total return assumes reinvestment of dividends for the Standard & Poor's 500 Index and Standard & Poor's Semiconductor Index. The Company has never paid dividends on its common stock and has no present plans to do so.

                    PROPOSAL TWO -- APPROVAL OF AMENDMENT TO

                        1988 DIRECTOR STOCK OPTION PLAN

     The Board of Directors of the Company adopted the 1988 Director Stock Option Plan (the "Director Plan") in August 1988 for the purposes of attracting and retaining the best available personnel for service as non-employee directors of the Company ("Outside Directors"), providing additional incentive to the Outside Directors, encouraging their continued service on the Board of Directors, and closely aligning their interests directly with those of the shareholders. The shareholders of the Company approved the Director Plan in April 1989 and amendments to the Director Plan in April 1993, November 1994, and April 1995. In March 1996, in order to further the above goals, the Board of Directors approved an amendment to the Director Plan, subject to shareholder approval, to increase the number of shares reserved for issuance thereunder by 70,000, thereby increasing the total number of shares issuable thereunder from 400,000 to 470,000.

     The essential features of the Director Plan are outlined below:

GENERAL

     The Director Plan provides for the grant of nonstatutory stock options to Outside Directors as reflected in the terms of a written option agreement. The Director Plan is not a qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

ADMINISTRATION

     The Director Plan is administered by the Company's Board of Directors. Members of the Board of Directors who are eligible to be granted options under the Director Plan ("Director Options") may vote on matters affecting the administration of the Director Plan. The interpretation and construction of any provision of the Director Plan shall be within the sole discretion of the Board of Directors, whose determination shall be final and conclusive. Members of the Board of Directors receive no additional compensation for their services in connection with the administration of the Director Plan.

ELIGIBILITY

     The Director Plan provides that Director Options may be granted only to Outside Directors. Non-employee directors who were previously employed by the Company are eligible for participation in the Director Plan. All grants are automatic and are not subject to the discretion of any person, except that a director may decline to accept Director Options. As of the Record Date, three Outside Directors were eligible to participate in the Director Plan.

AUTOMATIC GRANT OF DIRECTOR OPTIONS

     Each Outside Director who was serving as such on August 31, 1988, the date of adoption of the Director Plan by the Board of Directors, was automatically granted a Director Option to purchase 32,000 shares (the "First Director Option"). On June 2, 1994, the Board of Directors authorized an amendment to the Director Plan to increase from 32,000 to 40,000 the number of shares in the First Director Option. The Company's shareholders approved this amendment to the Director Plan at the Company's Annual Meeting of Shareholders held in November 1994. Each First Director Option is exercisable in installments cumulatively with respect to 25% of the shares on the first day of the first year after the date of the grant of such First Director Option and with respect to 2.083% of the shares for each month after such anniversary.

     Each Outside Director who becomes a director subsequent to the date of adoption of the Director Plan receives an automatic grant, on the date of his appointment or election to the Board of Directors, of a First Director Option having the same terms as described above. An Outside Director who was previously employed by the Company receives a First Director Option upon becoming an Outside Director.

     After receiving a First Director Option, an Outside Director is automatically granted an additional Director Option to purchase 10,000 shares under the Director Plan (the "Subsequent Director Option") on the day of each annual shareholders' meeting at which such Outside Director is re-elected to an additional term, occurring after the grant date of such Outside Director's First Director Option; provided, however, that in no event will an Outside Director be granted Director Options to purchase more than 100,000 shares in the aggregate. Prior to June 1994, the number of shares subject to each Subsequent Director Option was 8,000. On June 2, 1994, the Board of Directors authorized an amendment to the Director Plan to increase from 8,000 to 10,000 the number of Subsequent Director Options granted annually, and the Company's shareholders approved this amendment at the Company's November 1994 Annual Meeting of Shareholders.

     Prior to January 1992, each Subsequent Director Option became exercisable in installments cumulatively and with respect to 25% of the shares on the first anniversary of the date of grant of such Subsequent Director Option and with respect to 2.083% of the shares for each month after such anniversary. In January 1992, the Board of Directors authorized an amendment to the Director Plan to modify the vesting of new Subsequent

Director Options. Pursuant to the amendment, Subsequent Director Options granted on or after the date of approval of the amendment will become exercisable ("vest") in installments cumulatively with respect to 8.34% of the shares for each month beginning after the First Director Option is fully vested or in the event the First Director Option is fully vested at the time a Subsequent Director Option is granted, the complete vesting of any Subsequent Director Options previously granted. The effect of the amendment is to postpone the vesting of Subsequent Director Options to later months than would have been the case under the prior vesting limitation.

TERMS OF DIRECTOR OPTIONS

     The terms of Director Options granted under the Director Plan are set forth in the Director Plan. Director Options granted under the Director Plan have a term of 10 years from the date of grant. Options granted under the Director Plan on or prior to January 14, 1992, have a term of five years from the date of grant.

     Each Director Option is evidenced by a written stock option agreement between the Company and the Outside Director to whom such Director Option was granted (the "Optionee") and is subject to the following additional terms and conditions.

          (a) Exercise of Director Options. The Director Options become exercisable as described above under "Automatic Grant of Director Options". A Director Option is exercised by giving written notice of exercise to the Company and tendering full payment of the exercise price to the Company. Payment for shares issued upon exercise of a Director Option may consist entirely of cash, check, or other shares of Common Stock having a fair market value on the date of surrender equal to the aggregate exercise price of the shares as to which said Director Option shall be exercised, or any combination of such methods of payment.

          (b) Exercise Price. The per share exercise price of Director Options is 100% of the fair market value of the Company's Common Stock on the date the Director Option was granted. The Director Plan provides that, because the Company's Common Stock is currently traded on the Nasdaq National Market, the fair market value per share shall be the closing price on the Nasdaq National Market, on the date of grant of the Director Option, as reported in The Wall Street Journal.

          (c) Termination of Status as a Director. The Director Plan provides that in the event of the termination of the Outside Director's continuous status as a director (other than as a result of death or disability), he or she may, but only within 30 days after the date of such termination (but in no event later than the date of expiration of the term of the Director Option), exercise his or her Director Option to the extent to which he or she was entitled to exercise the Director Option at the time of termination.

          (d) Death. If an Outside Director who shall have been in continuous status as a director since the date of grant of the Director Option should die while still in office as a director of the Company, the Director Option may be exercised at any time within six months after death (but in no event later than the date of expiration of the term of the Director Option), but only to the extent the Director Option would have been exercisable had the Optionee continued living and terminated his or her directorship six months after the date of death. If an Outside Director who shall have been in continuous status as a director since the date of grant of the Director Option should die within 30 days after ceasing to serve as a director, the Director Option may be exercised within six months after death (but in no event later than the date of expiration of the term of the Director Option) to the extent the Director Option was exercisable on the date of termination.

          (e) Permanent Disability. If an Optionee should become unable to continue his or her service as a director of the Company as a result of his or her total and permanent disability while still in office as a director of the Company, the Director Option may be exercised at any time within three months from the date of termination (but in no event later than the date of expiration of the term of the Director Option), but only to the extent the Director Option was exercisable at the date of such termination.

          (f) Nontransferability of Director Options. A Director Option is not transferable by the Optionee in any manner, other than by will or the laws of descent or distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA, or the rules thereunder. In the event of the Optionee's death, Director Options may be exercised by a person who acquires the right to exercise the Director Options by bequest or inheritance. A Director Option may be exercised, during the lifetime of the Optionee, only by the Optionee or a permitted transferee.

          (g) Suspension or Termination of Director Option. If the President or his or her designee reasonably believes that an Optionee has committed an act of misconduct, the President may suspend the Optionee's right to exercise any Director Option pending a determination by the Board of Directors (excluding the Outside Director accused of such misconduct). If the Board of Directors (excluding the Outside Director accused of such misconduct) determines an Optionee has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company rules resulting in loss, damage or injury to the Company, or if an Optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company, or induces any principal for whom the Company acts as agent to terminate such agency relationship, neither the Optionee nor his or her estate shall be entitled to exercise any Director Option whatsoever.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER

     Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Director Option, and the number of shares of Common Stock which have been authorized for issuance under the Director Plan (but as to which no Director Options have yet been granted or which have been returned to the Director Plan upon cancellation or expiration or a Director Option), as well as the price per share of Common Stock covered by each such outstanding Director Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided in the Director Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of or price of shares of Common Stock subject to a Director Option.

     In the event of the proposed dissolution or liquidation of the Company, all Director Options will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board of Directors. The Board of Directors may, in the exercise of its sole discretion in such instances, declare that any Director Option shall terminate as of a date fixed by the Board of Directors and may give each Optionee the right to exercise his or her Director Options as to all or any part of the shares subject to the Director Option, including shares as to which the Director Options would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, all Director Options shall be assumed by such successor corporation, or the Board of Directors may, in the exercise of its sole discretion in such instances, and in lieu of such assumption, give Outside Directors the right to exercise their Director Options as to all of the shares subject to Director Options, including shares as to which the Director Options would not otherwise be exercisable. In the event that the Board of Directors fully accelerates the vesting of the Director Options, the Board of Directors will notify each Optionee that his or her Director Options will be fully exercisable for a period of 30 days from the date of such notice. Upon the expiration of such period the Director Option will terminate.

AMENDMENT AND TERMINATION

     The Board of Directors may amend or terminate the Director Plan at any time or from time to time without approval of the shareholders of the Company; provided, however, that shareholder approval is required for any amendment which increases the number of shares subject to the Director Plan (other than in connection with an adjustment described in "Adjustments Upon Changes in Capitalization or Merger" above), modifies the designation of the class of persons eligible to be granted Director Options, materially increases the benefits accruing to participants under the Director Plan, or changes the number of shares subject to the Director Options granted and to be granted under the Director Plan or the terms thereof. Notwithstanding the foregoing, the provisions of the Director Plan described in "Automatic Grant of Director Options", above (and any other provisions of the Director Plan that affect the formula award terms required to be specified in the Director Plan by Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) shall not be amended more than once every six months other than to comply with changes in the Code, ERISA, or the rules thereunder. However, no such action by the Company's Board of Directors or shareholders may alter or impair any Director Option previously granted under the Director Plan without the consent of the Optionee. In any event, the Director Plan will expire by its terms in August 1998, unless sooner terminated pursuant to its terms.

TAX INFORMATION

     The Director Options granted under the Director Plan are deemed nonstatutory options under the Code. An Optionee will not recognize any taxable income at the time he or she is granted a nonstatutory option. Upon exercise of the Director Option, the Optionee will generally recognize compensation income for federal tax purposes measured by the excess, if any, of the then fair market value of the shares over the exercise price.

     Upon a resale of such shares issued upon the exercise of a nonstatutory option, any difference between the sales price and the fair market value of the shares on the date of exercise of the nonstatutory option will be treated as capital gain or loss. Currently, the tax rate on net capital gain (net long-term capital gain minus net short-term capital loss) is capped at 28%. Capital losses are allowed in full against capital gains plus $3,000 of other income.

     The Company will be entitled to a tax deduction in the amount and at the time that the Optionee recognizes ordinary income with respect to shares acquired upon exercise of a nonstatutory option.

     The foregoing summary of the effect of federal income taxation upon the Optionee and the Company with respect to the grant of Director Options and purchase of shares under the Director Plan does not purport to be complete. Reference should be made to the applicable provisions of the Code. In addition, this summary does not discuss the tax implications of an Optionee's death or the provisions of the income tax laws of any municipality, state, or foreign country in which the Optionee may reside.

PROPOSED AMENDMENT

     At the Annual Meeting, the shareholders are being asked to approve the amendment of the Director Plan to increase from 400,000 to 470,000 the number of shares reserved for issuance thereunder.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

     The affirmative vote of the holders of a majority of the shares of the Company's Common Stock present or represented and voting at the Annual Meeting will be required to approve the amendment to the Director Plan. IN ORDER TO INCENTIVIZE OUTSIDE DIRECTORS AND ALIGN THEIR INTERESTS DIRECTLY WITH THOSE OF THE SHAREHOLDERS, THE BOARD OF DIRECTORS HAS APPROVED THE PROPOSED AMENDMENT AND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR SUCH AMENDMENT.

                         PROPOSAL THREE -- ADOPTION OF
                             1996 STOCK OPTION PLAN

     The Board of Directors of the Company adopted the 1996 Stock Option Plan (the "1996 Plan") in March 1996. In connection with such adoption, the Board terminated the 1987 Stock Option Plan (the "1987 Plan") conditioned upon and effective immediately upon shareholder approval of the 1996 Plan at the Annual Meeting.

     The Board proposes to reserve 2,000,000 shares of Common Stock for issuance upon exercise of options granted under the 1996 Plan. Effective on the approval of the 1996 Plan by the shareholders, the entire reserve of shares for grants of future options pursuant to the 1987 Plan (which is estimated to exceed 1,000,000 shares as of the date of the Annual Meeting) will be canceled. As of the Record Date, 1,121,210 shares of Common Stock were reserved for future grants under the 1987 Plan, and options to acquire 4,879,509 shares were issued and outstanding under the 1987 Plan. No further options will be granted under the 1987 Plan following the effectiveness of the 1996 Plan. Any reserved shares that are not issued as a result of the termination of existing options under the 1987 Plan before they are exercised will also be canceled and no longer available for grant. In the event the Company's shareholders do not approve the 1996 Plan, the 1987 Plan will remain in effect.

GENERAL

     The 1996 Plan provides for the grant to employees and consultants of the Company or any parent or subsidiary thereof of stock options ("Options"), which may be incentive stock options ("Incentive Stock Options") within the meaning of
Section 422 of the Code, or nonstatutory stock options ("Nonstatutory Options"), at the discretion of the Board of Directors of the Company and as reflected in the terms of the written Option agreement. The Company does not currently have plans to grant Incentive Stock Options under the 1996 Plan.

     The 1996 Plan is not a qualified deferred compensation plan under Section 401(a) of the Code and is not subject to the provisions of ERISA.

PURPOSES

     The purposes of the 1996 Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees and consultants of the Company, to promote the success of the Company's business, and to clearly align the interests of eligible employees directly with those of the shareholders.

ADMINISTRATION

     The 1996 Plan may be administered by the Board of Directors of the Company or by a committee designated by the Board, which committee can have non-director employee members. Once appointed, the committee members shall continue to serve until otherwise directed by the Board. The administration, interpretation, or application of the 1996 Plan by the Board of Directors or its committee shall be final, conclusive, and binding upon all participants. The Board of Directors will administer the 1996 Plan, subject to the authority delegated to the Stock Option Plan Committee to grant Options (not to exceed 30,000 shares per Option) to employees other than officers and directors, and to the authority delegated to its Compensation Committee to administer the 1996 Plan in connection with grants and other matters regarding officers, directors, and 10% shareholders of the Company, as each such term is defined under Section 16 of the Exchange Act. Currently, the Stock Option Plan Committee consists of Rodney Smith and Nathan
M. Sarkisian and the Compensation Committee consists of William E. Terry and Michael A. Ellison. Members of the Board and the committees will receive no additional compensation for their services in connection with the administration of the 1996 Plan. Copies of the 1996 Plan are available upon request at the Company's principal executive offices.

ELIGIBILITY

     The 1996 Plan provides for the grant of Options to employees (including employees who are both officers and directors of the Company) and consultants of the Company or any parent or subsidiary of the Company whom the Board of Directors or the committees determine are eligible to be granted Options under the 1996 Plan ("Optionees"). Incentive Stock Options may only be granted to employees. The Board of Directors or the committees determine the number of shares to be subject to each Option. As of the Record Date, 578 employees (including officers and directors) were eligible to participate in the 1987 Plan and would have been eligible to participate in the 1996 Plan.

     In accordance with Section 162(m) of the Code, the 1996 Plan imposes a limitation on grants to any Optionee in any fiscal year so that the aggregate grants in any one year to any Optionee may not exceed 250,000 shares per fiscal year; provided, however, that new hires may receive additional Option grants for no more than 250,000 shares in the year they are hired. In addition, there is a limit of $100,000 on the aggregate fair market value of shares subject to all Incentive Stock Options which are exercisable for the first time in any calendar year by an employee.

TERMS OF OPTIONS

     Each Option granted pursuant to the 1996 Plan is evidenced by a written stock option agreement between the Company and the Optionee and is subject to the following terms and conditions:

          (a) Exercise of the Option. The Board of Directors or the committees determine on the date of grant when Options may be exercisable under the 1996 Plan.

          The form of Option agreement currently used under the 1987 Plan and the form proposed for general use under the 1996 Plan for new employees provides that an Option will be exercisable cumulatively as to 20% of the Option shares at the end of the first year and as to 1.6667% each month thereafter, so long as employment continues. Other vesting schedules may be used for new employees in some circumstances. Additional Options granted to existing employees will typically vest monthly over a one-year period ending five years from the date of grant.

          An Option is exercised by delivering to the Company a written notice of exercise that specifies the number of full shares of Common Stock to be purchased and by tendering payment of the purchase price to the Company. An Option may not be exercised for a fraction of a share.

          Payment for shares issued upon exercise of an Option may consist of cash, check, promissory note, an exchange of shares of the Company's Common Stock, any combination of such methods of payment, or such other consideration as determined by the Board of Directors or the committees and as permitted under the California Corporations Code.

          (b) Exercise Price. The exercise price of Options granted under the 1996 Plan is determined by the Board of Directors or the committees but may not be less than 100% of the fair market value of the Common Stock on the date the Option is granted. The 1996 Plan provides that, because the Company's Common Stock is currently traded on the Nasdaq National Market, the fair market value per share shall be the closing price on the Nasdaq National Market, on the date of grant of the Option, as reported in The Wall Street Journal.

          (c) Termination of Employment. If the Optionee's employment with the Company is terminated for any reason (other than death, total and permanent disability, or in certain cases, retirement), a vested Option may be exercised within 30 days (or such other period of time (not exceeding three months in the case of Incentive Stock Options) as is determined by the Board or the committee administering the 1996 Plan at the time of grant of such Option), after such termination (but in no event later than the date of expiration of the term of such Option) as to all or part of the shares as to which the Optionee was entitled to exercise at the date of such termination. An Optionee may be exempt from this rule if the Optionee is on an approved leave of absence, or if transferred to a subsidiary or parent of the Company.

          (d) Retirement. If an Optionee satisfies certain requirements relating to his or her age, and tenure with the Company, the Board or the committee administering the 1996 Plan may grant the Optionee

     Options that continue to vest following his or her retirement from the Company. The Board or the committee may determine the extended period of exercisability and vesting, but such period may not extend beyond the date the Option would otherwise terminate in accordance with its terms pursuant to the Option Agreement between the Company and the Optionee.

          An Optionee is eligible for extended exercisability of Options upon retirement under the 1996 Plan only if he or she: (i) is at least 50 years old at the time of retirement and has completed at least ten years of service as an employee of or consultant to the Company after reaching age 40, or (ii) has terminated his or her employment or consultancy with the Company as a result of disability (regardless of Optionee's age), has completed ten years of service as an employee or consultant of the Company, and is eligible for Social Security benefits. In addition, to be eligible for extended exercisability of Options upon retirement under the 1996 Plan, an Optionee must not have committed certain acts of misconduct, including conduct related to employment for which either criminal or civil penalties may be sought, willful violation of the Company's written policies, engaging in any activity which is in competition with the Company or any parent or subsidiary of the Company, or unauthorized disclosure of confidential information or trade secrets of the Company or any parent or subsidiary of the Company (collectively, "Acts of Misconduct"). Any Options for which the exercisability and/or vesting has been extended by the Board or the committee will terminate immediately if the Optionee commits any Act of Misconduct subsequent to his or her retirement.

          (e) Death or Disability. If an Optionee is unable to continue his or her employment with the Company as a result of death, his or her Options may be exercised at any time within six months from the date of death (but in no event later than the date of expiration of the term of such Option) to the extent such Options would have been exercisable on the date six months after the date of the Optionee's death. If an Optionee should die after a termination of employment, but before his or her Options have expired or been exercised, such Options may be exercised at any time within six months after death (but in no event later than the date of expiration of the term of such Option) but only to the extent the Options were exercisable on the date of termination. The Board or its Committee may in its discretion extend the exercisability (but not the vesting) of such Options for up to twelve months from the date of death.

          If an Optionee is unable to continue his or her employment with the Company as a result of total and permanent disability, and except as otherwise provided above under "Retirement," his or her Options may be exercised at any time within three months after termination (or such other period not exceeding twelve months as determined by the Board or committee but in no event later than the date of expiration of the term of such Option) to the extent the Option was exercisable on the date of termination.

          (f) Term and Termination of Options. Options granted under the 1996 Plan expire ten years from the date of grant, unless a shorter period is provided in the Option agreement. The current form of Option agreement provides for a ten-year term. No Option may be exercised by any person after the expiration of its term.

          (g) Nontransferability of Options. An Option is not transferable by the Optionee, other than by will or the laws of descent and distribution. In the event of the Optionee's death, Options may be exercised by a person who acquires the right to exercise the Option by bequest or inheritance.

          (h) Other Provisions. The Option agreement may contain such other terms, provisions, and conditions not inconsistent with the 1996 Plan as may be determined by the Board of Directors or the committees.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER

     In the event any change, such as a stock split or payment of a stock dividend, is made in the Company's capitalization which results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of additional consideration by the Company, an appropriate adjustment shall be made by the Board of Directors in the Option exercise price and in the number of shares subject to each Option.

     In the event of a proposed dissolution or liquidation of the Company, the Company is required to notify each Optionee as soon as practicable prior to the effective date of the proposed transaction. The Board may, in its discretion, provide for an Optionee to have the right to exercise his or her Options prior to the transaction and may, in addition, accelerate the exercisability of Options so as to permit Optionees to exercise their Options to purchase shares of Common Stock for which the Options would not otherwise be exercisable. To the extent an Option has not been previously exercised, it will terminate immediately prior to the proposed liquidation or dissolution.

     In the event of a proposed sale of the assets of the Company or the merger of the Company with or into another corporation, all Options will be assumed or an equivalent option will be substituted by the successor corporation. If the successor corporation refuses to fully assume all Options, the Optionees shall have the right to exercise Options prior to such transaction for all shares of Common Stock subject to such Options, including shares for which such Options would not otherwise be exercisable. Options will be considered assumed if, following the merger or sale of assets, the option or right granted to the Optionee by the purchaser or acquiror confers the right to receive for each share of Common Stock subject to such Options the consideration received in the merger or sale of assets in exchange for outstanding shares of the Common Stock on the date of the transaction; provided, however, that if the consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its parent, the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the Option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of the Company's Common Stock in the merger or sale of assets.

AMENDMENT AND TERMINATION

     The Board may amend, alter, suspend, or terminate the 1996 Plan, or any part thereof, at any time and for any reason. However, the Company shall obtain shareholder approval for any amendment to the 1996 Plan to the extent necessary to comply with Rule 16b-3, Section 162(m), and Section 422 of the Code, or any similar rule or statute. No such action by the Board or shareholders may alter or impair any option or stock purchase right previously granted under the 1996 Plan without the written consent of the optionee. Unless terminated earlier, the 1996 Plan shall terminate ten years from the date of its approval by the shareholders of the Company.

TAX INFORMATION

  Incentive Stock Options

     The Code provides to Optionees favorable federal income tax treatment of Options which qualify as Incentive Stock Options. Even if designated as Incentive Stock Options in the Option agreement, any Options in excess of the $100,000 limit on exercisability in any calendar year will be deemed to be a Nonstatutory Options and treated as described under "Nonstatutory Options." If an Option granted under the 1996 Plan is treated as an Incentive Stock Option, the Optionee will recognize no income upon grant of the Option, and will recognize no income upon exercise of the Option unless the alternative minimum tax rules apply. The Company will not be allowed a deduction for federal tax purposes in connection with the exercise of an Incentive Stock Option.

     Upon the sale of the shares issued upon exercise of an Incentive Stock Option at least two years after the grant of the Option and one year after exercise of the Option (the "statutory holding periods"), any gain will be taxed to the Optionee as long-term capital gain. Under current law, the federal tax rate on net capital gain (net long-term capital gain minus net short-term capital loss) is capped at 28%. If the statutory holding periods are not satisfied (i.e., the Optionee makes a "disqualifying disposition"), the Optionee will recognize compensation income equal to the difference between the exercise price and the lower of (i) the fair market value of the stock at the date of the Option exercise, or (ii) the sale price of the stock, and the Company will be entitled to a deduction in the same amount. Any gain or loss recognized on a disqualifying disposition of the shares in excess of the amount treated as compensation income will be characterized as capital gain or loss.

     Different rules may apply if shares are purchased by an Optionee who is subject to Section 16(b) of the Exchange Act, and the Optionee subsequently disposes of such shares prior to the expiration of the statutory holding periods.

  Nonstatutory Options

     Nonstatutory Options granted under the 1996 Plan will not qualify for any special tax benefits to the Optionee.

     An Optionee will not recognize any taxable income at the time he or she is granted a Nonstatutory Option. Upon exercise of the Option, the Optionee will generally recognize compensation income for federal tax purposes measured by the excess, if any, of the then fair market value of the shares over the exercise price. However, if shares subject to a repurchase option of the Company (i.e., unvested shares) are purchased upon exercise of a Nonstatutory Option, no tax will be imposed at the time of exercise with respect to such unvested shares (and the Optionee's long-term capital gain holding period will not begin at such time) unless the Optionee files an election with the Internal Revenue Service pursuant to Section 83(b) of the Code within 30 days after the date of exercise. In the absence of such election, the Optionee is taxed (and the long-term capital gain holding period begins) at the time at which the shares vest (i.e., the time at which the repurchase option lapses with respect to such shares), and the Optionee recognizes compensation income in the amount of the difference between the value of the shares at that time and the Option exercise price. If a
Section 83(b) election is timely filed, the unvested shares will be treated for federal income tax purposes as if they had been vested at the time of exercise. Taxation upon exercise of the option may also be deferred (unless a Section 83(b) election is filed) in the case of an Optionee who is subject to Section 16(b) of the Exchange Act.

     The compensation income recognized by the Optionee who is also an employee will be treated as wages and will be subject to tax withholding by the Company out of the current compensation paid to the Optionee. If such current compensation is insufficient to pay the withholding tax, the Optionee will be required to make direct payment to the Company for the tax liability.

     Upon a resale of the shares issued upon exercise of a Nonstatutory Option, any difference between the sales price and the fair market value of the shares on the date of exercise of the Nonstatutory Option (or the fair market value of the shares on the date they become vested, if a Section 83(b) election has not been timely filed) will be treated as capital gain or loss. Under current law, the federal tax rate on net capital gain is capped at 28%. Capital losses are allowed in full against capital gains plus $3,000 of other income.

     The Company will be entitled to a corresponding tax deduction in the amount and at the time that the Optionee recognizes ordinary income with respect to shares acquired upon exercise of a Nonstatutory Option. During 1995, the Company received a tax deduction of $4.283 million with respect to options exercised by employees under the 1987 Plan. This amount is in addition to the $2.335 million received by the Company as payment of the exercise price of such options.

  Alternative Minimum Tax

     The exercise of an Incentive Stock Option may subject the Optionee to the alternative minimum tax ("AMT") under Section 55 of the Code. The AMT is calculated by applying a tax rate of 26% to alternative minimum taxable income ("AMTI") up to $175,000, and 28% to AMTI above $175,000. AMTI is equal to (i) taxable income adjusted for certain items (including the difference between the exercise price and the fair market value of shares underlying an Incentive Stock Option at exercise), plus (ii) items of tax preference, less (iii) an exclusion of $45,000 for joint returns and $33,750 for individual returns (including the difference between the exercise price and the fair market value of shares underlying an Incentive Stock Option at exercise). However, these exclusion amounts are reduced by an amount equal to 25% of the amount by which the taxpayer's AMTI exceeds $150,000 and $112,500, respectively. Under certain circumstances, an optionee may affect the timing and measurement of AMTI by filing an election with the Internal Revenue Service under Section 83(b) within 30 days after the date of exercise of an Incentive Stock Option.

  Tax Summary

     The foregoing summary of the effect of federal income taxation upon the Optionee and the Company with respect to the grant of Options and purchase of shares under the 1996 Plan does not purport to be complete. Reference should be made to the applicable provisions of the Code. In addition, this summary does not discuss the tax implications of an Optionee's death or the provisions of the income tax laws of any municipality, state, or foreign country in which the Optionee may reside.

COMPARISON OF 1987 PLAN AND 1996 PLAN

     The terms of the 1996 Plan are substantially similar to the terms of the 1987 Plan. The 1987 Plan, however, authorized the Board or committee to grant Nonstatutory Options with exercise prices discounted by up to 15% from the fair market value of the Company's Common Stock on the date of grant. The 1996 Plan requires the Board or committee to grant Options with exercise prices equal to 100% of the fair market value of the Common Stock on the date of grant. The 1996 Plan provides that, because the Company's Common Stock is currently traded on the Nasdaq National Market, the fair market value per share shall be the closing price on the Nasdaq National Market on the date of grant of the Option as reported in The Wall Street Journal. In addition, the 1996 Plan permits the Board or committee to extend the exercisability and vesting of Options following an Optionee's termination with the Company as a result of retirement (including certain terminations resulting from Optionee's disability), so long as he or she has committed no Act of Misconduct. See "-- Terms of Options -- (d) Retirement." Although the 1987 Plan fixed periods of extended exercisability, it did not give the administrator discretion to extend such periods for Optionee's with substantial tenure with the Company and made no provision for extended exercisability and vesting of Options granted to long-time retiring employees and consultants.

PROPOSED ADOPTION OF 1996 STOCK OPTION PLAN

     At the Annual Meeting, the shareholders are being requested to approve the 1996 Plan and reserve 2,000,000 shares for issuance thereunder.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

     The affirmative vote of the holders of a majority of the shares of the Company's Common Stock present or represented and voting at the Annual Meeting will be required to approve the 1996 Plan. IN ORDER TO INCENTIVIZE ELIGIBLE EMPLOYEES, AND ALIGN THEIR INTERESTS DIRECTLY WITH THOSE OF THE SHAREHOLDERS, THE COMPANY'S BOARD OF DIRECTORS HAS ADOPTED THE 1996 PLAN AND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR ADOPTION OF THE 1996 PLAN. APPROVAL OF THE 1996 PLAN WILL MAKE EFFECTIVE THE TERMINATION OF THE 1987 PLAN AND THE CANCELATION OF APPROXIMATELY 1,000,000 SHARES RESERVED FOR ISSUANCE THEREUNDER.

                PROPOSAL FOUR -- RATIFICATION OF APPOINTMENT OF
                            INDEPENDENT ACCOUNTANTS

     The Board of Directors has selected Price Waterhouse LLP, independent accountants, to audit the financial statements of Altera for the current fiscal year ending December 31, 1996. It is expected that a representative of Price Waterhouse LLP will be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to answer any appropriate questions.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

     The affirmative votes of the holders of a majority of the shares of Company stock present or represented and voting at the Annual Meeting will be required to approve this proposal. THE COMPANY'S BOARD OF DIRECTORS HAS APPROVED THIS PROPOSAL AND RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP.

                                 OTHER MATTERS

     The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

     It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to mark, sign, date, and return the accompanying proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose.

                                          For the Board of Directors
                                          ALTERA CORPORATION

                                          C. Wendell Bergere
                                          Secretary

Dated: March 25, 1996

                               ALTERA CORPORATION

                 PROXY FOR 1996 ANNUAL MEETING OF SHAREHOLDERS
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned shareholder of ALTERA CORPORATION, a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated March 25, 1996, and hereby appoints Rodney Smith and Nathan M. Sarkisian and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1996 Annual Meeting of Shareholders of ALTERA CORPORATION, to be held on Wednesday, May 8, 1996 at 10:00 a.m., local time at 2610 Orchard Parkway, San Jose, California, and any adjournment(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

March 25, 1996

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders to be held at 10:00 a.m. on Wednesday, May 8, 1996, at the corporate headquarters of Altera Corporation in San Jose, California. Detailed information as to the business to be transacted at the meeting is contained in the accompanying Notice of Annual Meeting and Proxy Statement.

Regardless of whether you plan to attend the meeting, it is important that your shares be voted. Accordingly, we ask that you sign and return your proxy as soon as possible in the envelope provided.



                                         Sincerely,
                                         Rodney Smith

                                         Chairman of the Board, President, and
                                         Chief Executive Officer
X Please mark votes as in this example.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR THE LISTED NOMINEES IN THE ELECTION OF DIRECTORS, FOR THE AMENDMENT TO THE 1988 DIRECTOR STOCK OPTION PLAN, FOR THE ADOPTION OF THE 1996 STOCK OPTION PLAN, AND FOR THE RATIFICATION OF THE APPOINTMENT OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS FOR THE 1996 FISCAL YEAR.


1.       Election of directors:

         Nominees:  Rodney Smith; Michael A. Ellison; Paul Newhagen; Robert W.
                    Reed; William E. Terry

                 / / FOR

                 / / WITHHELD

                 / / FOR all nominees except as noted
                         above


2. Proposal to amend the 1988 Director Stock Option Plan to increase from 400,000 to 470,000 the number of shares of Common Stock reserved for issuance thereunder.

                     / / FOR          / / AGAINST              / / ABSTAIN

3. Proposal to adopt the 1996 Stock Option Plan and reserve 2,000,000 shares of Common Stock for issuance thereunder. APPROVAL OF THE 1996 STOCK OPTION PLAN WILL MAKE EFFECTIVE THE TERMINATION OF THE 1987 STOCK OPTION PLAN AND THE CANCELATION OF APPROXIMATELY 1,000,000 SHARES RESERVED FOR FUTURE GRANTS THEREUNDER.

                     / / FOR          / / AGAINST              / / ABSTAIN

4. Proposal to ratify the appointment of Price Waterhouse LLP as independent accountants for the fiscal year ending December 31, 1996.

                     / / FOR          / / AGAINST              / / ABSTAIN

In their discretion, the proxies are authorized to vote upon such other matter(s) which may properly come before the meeting and at any adjournment(s) thereof.


Both of such attorneys or substitutes (if both are present and acting at said meeting or any adjournment(s) thereof, or, if only one shall be present and acting, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

(This Proxy should be marked, dated, signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)


                              Signature:
                                        ----------------------------------------

                                   Date:
                                        ----------------------------------------

                              Signature:
                                        ----------------------------------------

                                   Date:
                                        ----------------------------------------

                                                                     APPENDIX A

                               ALTERA CORPORATION
                             1996 STOCK OPTION PLAN

     1.   Purposes of the Plan. The purposes of this Stock Option Plan are:

          - to attract and retain the best available personnel for positions of substantial responsibility,

          -    to provide additional incentive to Employees and Consultants, and

          -    to promote the success of the Company's business.

     Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant.

     2.   Definitions. As used herein, the following definitions shall apply:

          (a) "Administrator" means the Board or any Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

          (b) "Applicable Laws" means the legal requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

          (c) "Board" means the Board of Directors of the Company.

          (d) "Code" means the Internal Revenue Code of 1986, as amended.

          (e) "Committee" means a Committee appointed by the Board in accordance with Section 4 of the Plan.

          (f) "Common Stock" means the Common Stock of the Company.

          (g) "Company" means Altera Corporation, a California corporation.

          (h) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services and who is compensated for such services. The term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

          (i) "Continuous Status as an Employee or Consultant" means that the employment or consulting relationship with the Company, any Parent, or Subsidiary, is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

          (j) "Director" means a member of the Board.

          (k) "Disability" means total and permanent disability as defined in
Section 22(e)(3) of the Code.

          (l) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

          (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (n) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

               (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

          (o) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          (p) "Misconduct" means the commission of any act that is inimical, contrary, or harmful to the interests of the Company (or any Parent or Subsidiary), including but not limited to (1) conduct related to employment for which either criminal or civil penalties may be sought, (2) willful violation of the Company's written policies, (3) engaging in any activity that is in competition with the Company (or any Parent or Subsidiary), or (4) unauthorized disclosure of confidential information or trade secrets of the Company (or any Parent or Subsidiary). The foregoing definition shall not be deemed to be inclusive of all acts or omissions that the Company (or any Parent or Subsidiary) may consider as Misconduct for purposes of the Plan.

          (q) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

          (r) "Notice of Grant" means a written notice evidencing certain terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

          (s) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (t) "Option" means a stock option granted pursuant to the Plan.

          (u) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

          (v) "Optioned Stock" means the Common Stock subject to an Option.

          (w) "Optionee" means an Employee or Consultant who holds an outstanding Option.

          (x) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (y) "Plan" means this 1996 Stock Option Plan.

          (z) "Retirement" means:

               (i) a termination of Optionee's Continuous Status as an Employee or Consultant, other than for Misconduct, after attaining age fifty (50) with at least ten (10) years of service as an Employee or Consultant of the Company rendered after attaining age forty (40); or

               (ii) a termination of Optionee's Continuous Status as an Employee or Consultant as a result of Disability, regardless of Optionee's age, if Optionee has completed at least ten (10) years of service as an Employee or Consultant of the Company and if Optionee qualifies for Social Security disability benefits at the time of such termination.

          (aa) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

          (bb) "Section 16" means Section 16 of the Securities Exchange Act of 1934, as amended.

          (cc) "Share" means a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.

          (dd) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 2,000,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

          If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

     4.   Administration of the Plan.

          (a) Procedure.

               (i) Multiple Administrative Bodies. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to Directors, Officers who are not Directors, and Employees who are neither Directors nor Officers.

               (ii) Administration With Respect to Directors and Officers Subject to Section 16. With respect to Option grants made to Employees who are also Officers or Directors subject to Section 16 of the Exchange Act, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in a manner complying with the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16 exempt discretionary grants and awards of equity securities are to be made, or (B) a committee or committees designated by the Board to administer the Plan, which committee shall be constituted to comply with the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which

Section 16 exempt discretionary grants and awards of equity securities are to be made. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16 exempt discretionary grants and awards of equity securities are to be made.

               (iii) Administration With Respect to Other Persons. With respect to Option grants made to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a committee or committees designated by the Board, which committee shall be constituted to satisfy Applicable Laws. Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.

           (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

               (i) to grant options to Employees and Consultants hereunder;

               (ii) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(n) of the Plan;

               (iii) to determine the Consultants and Employees eligible to be granted Options hereunder;

               (iv) to determine whether and to what extent Options are granted hereunder;

               (v) to determine the number of shares of Common Stock to be covered by each Option granted hereunder;

               (vi) to approve forms of agreement for use under the Plan;

               (vii) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

               (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

               (ix) to prescribe, amend, and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

               (x) to modify or amend each Option (subject to Section 14(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

               (xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator; and

               (xii) to make all other determinations deemed necessary or advisable for administering the Plan.

          (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options.

     5. Eligibility. Nonstatutory Stock Options may be granted to those Employees and Consultants selected by the Administrator. Incentive Stock Options may be granted only to those Employees selected by the Administrator. If otherwise eligible, an Employee or Consultant who has been granted an Option may be granted additional Options.

     6.   Limitations.

          (a) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this
Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted.

          (b) Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee's employment or consulting relationship with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such employment or consulting relationship at any time, with or without cause.

          (c) The following limitations shall apply to grants of Options to
Employees:

               (i) No Employee shall be granted, in any fiscal year of the Company, Options to purchase more than 250,000 Shares.

               (ii) In connection with his or her initial employment, an Employee may be granted Options to purchase up to an additional 250,000 Shares which shall not count against the limit set forth in subsection (i) above.

               (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in
Section 12.

     7. Term of Plan. Subject to Section 18 of the Plan, the Plan shall become effective upon its approval by the shareholders of the Company as described in
Section 18 of the Plan. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 14 of the Plan.

     8. Term of Option. The term of each Option shall be stated in the Notice of Grant; provided, however, that in the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Notice of Grant.

     9. Option Exercise Price and Consideration.

          (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be no less than 100% of the Fair Market Value per Share on the date of grant.

          (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period.

          (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

               (i) cash;

               (ii) check;

               (iii) promissory note;

               (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

               (v) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

               (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

               (vii) any combination of the foregoing methods of payment; or

               (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

     10. Exercise of Option.

          (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.

               An Option may not be exercised for a fraction of a Share.

               An Option shall be deemed exercised when the Company receives:
(i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

          Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b)  Termination of Employment or Consulting Relationship.

               (i) In General. Upon termination of an Optionee's Continuous Status as an Employee or Consultant, other than upon the Optionee's death, Disability, or Retirement, the Optionee may exercise his or her Option within such period of time as is specified in the Notice of Grant to the extent that he or she is entitled to exercise it on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Notice of Grant, the Option shall remain exercisable for thirty (30) days following the Optionee's termination. In the case of an Incentive Stock Option, such period of time for exercise shall not exceed three (3) months from the date of termination. If, on the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          Notwithstanding the above, in the event of an Optionee's change in status from Consultant to Employee or Employee to Consultant, the Optionee's Continuous Status as an Employee or Consultant shall not automatically terminate solely as a result of such change in status. In the event of an Optionee's change in status from Employee to Consultant, each Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option three months and one day following such change of status.

               (ii) Retirement of Optionee. In the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his or her Retirement, such Optionee's Option shall, in the sole discretion of the Administrator, and so long as no act of Misconduct is committed by Optionee, continue to vest, continue to become exercisable, and may be exercised during such period of time as is determined by the Administrator and as provided in the Option Agreement (but in no event may the Option be exercised after the expiration date of the term of such Option as set forth in the Option Agreement). If, at the end of such period of time, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan. If Optionee commits an act of Misconduct, the Option shall immediately terminate, and the Shares covered by such Option shall revert to the Plan.

               (iii) Disability of Optionee. Upon termination of an Optionee's Continuous Status as an Employee or Consultant as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within three
(3) months (or such other period of time not exceeding twelve (12) months as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) from the date of termination, but only to the extent that the Optionee is entitled to exercise it on the date of termination (and in no event later than the expiration of the term of the Option as set forth in the Notice of Grant). If, on the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

               (iv) Death of Optionee. Upon the death of an Optionee:

                    (A) during the term of the Option who is at the time of his or her death an Employee or Consultant of the Company and who shall have been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance at any time within six (6) months (or, in the case of Retirement, such longer period of time, not to exceed 12 months, as determined by the Administrator) following the date of death, but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement, and only to the extent of the right to exercise the Option that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee or Consultant six (6) months after the date of death, subject to the limitation set forth in Section 6(a); or

                    (B) within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after his or her termination of Continuous Status as an Employee or Consultant, the Option may be exercised by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, at any time within six (6) months (or, in the case of Retirement, such longer period of time, not to exceed 12 months, as determined by the Administrator) following the date of death, but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement, and only to the extent of the right to exercise the Option that had accrued at the date of termination.

          (c) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

          (d) Rule 16b-3. Options granted to individuals subject to Section 16 of the Exchange Act ("Insiders") must comply with the applicable provisions of Rule 16b-3 and shall contain such additional conditions or restrictions as may, in the Administrator's sole discretion, be necessary and desirable to qualify thereunder for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

     11. Non-Transferability of Options. An Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     12. Adjustments Upon Changes in Capitalization, Dissolution, Merger, or Asset Sale.

          (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

          (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

          (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If an Option is exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     13. Date of Grant. The date of grant of an Option shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

     14. Amendment and Termination of the Plan.

          (a) Amendment and Termination. The Board may at any time amend, alter, suspend, or terminate the Plan.

          (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any successor rule or statute or other applicable law, rule, or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule, or regulation.

          (c) Effect of Amendment or Termination. No amendment, alteration, suspension, or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

     15. Conditions Upon Issuance of Shares.

          (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b) Investment Representations. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

     16. Liability of Company.

          (a) Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

          (b) Grants Exceeding Allotted Shares. If the Optioned Stock covered by an Option exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, such Option shall be void with respect to such excess Optioned Stock, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 14(b) of the Plan.

     17. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     18. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws and the rules of any stock exchange upon which the Common Stock is listed.

                             1996 STOCK OPTION PLAN

                             STOCK OPTION AGREEMENT

     Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I.   NOTICE OF STOCK OPTION GRANT

[Optionee's Name and Address]

     You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

        Grant Number
                                                     -------------------------

        Date of Grant
                                                     -------------------------

        Vesting Commencement Date
                                                     -------------------------

        Exercise Price per Share                     $
                                                      ------------------------

        Total Number of Shares Granted
                                                     -------------------------

        Total Exercise Price                         $
                                                     -------------------------

        Type of Option:                                Incentive Stock Option
                                                    ---

                                                       Nonstatutory Stock Option
                                                    ---

        Term/Expiration Date:
                                                    --------------------------

        Vesting Schedule:

     This Option may be exercised, in whole or in part, in accordance with the following schedule:

     20% of the Shares subject to the Option shall vest twelve months after the Vesting Commencement Date, and 1/60 of the Shares subject to the Option shall vest each month thereafter.

     Termination Period:

     Except as provided below, this Option may be exercised for ___________ [days/month] after termination of Optionee's employment or consulting relationship with the Company. Upon the death or Disability of the Optionee, this Option may be exercised for such longer period as provided in the Plan. In the event of Optionee's Retirement, this Option shall continue to vest, continue to become exercisable, and may be exercised for a period of ________________ months/years] after such Retirement. In the event of the Optionee's change in status from Employee to Consultant or Consultant to Employee, this Option Agreement shall remain in effect. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

II.  AGREEMENT

     1. Grant of Option. The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee") an option (the "Option") to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 14(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

          If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option under
Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonstatutory Stock Option ("NSO").

     2.   Exercise of Option.

          (a) Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement. In the event of Optionee's death, Disability or other termination of Optionee's employment or consulting relationship, the exercisability of the Option is governed by the applicable provisions of the Plan and this Option Agreement.

          (b) Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

          No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange or quotation service upon which the Shares are then listed. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

     3. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

          (a) cash; or

          (b) check; or

          (c) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price; or

          (d) surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six
(6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares; or

          (e) delivery of Optionee's promissory note (the "Note") in the form attached hereto as Exhibit C, in the amount of the aggregate Exercise Price of the Exercised Shares together with the execution and delivery by the Optionee of the Security Agreement attached hereto as Exhibit B. The Note shall bear interest at a rate no less than the "applicable federal rate" prescribed under the Code and its regulations at time of purchase, and shall be secured by a pledge of the Shares purchased by the Note pursuant to the Security Agreement.

     4. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     5. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

     6. Tax Consequences. Some of the federal and California tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE.

THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

          (a)  Exercising the Option.

               (i) Nonstatutory Stock Option. The Optionee may incur regular federal income tax and California income tax liability upon exercise of a NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

               (ii) Incentive Stock Option. If this Option qualifies as an ISO, the Optionee will have no regular federal income tax or California income tax liability upon its exercise, although the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise. In the event that the Optionee undergoes a change of status from Employee to Consultant, any Incentive Stock Option of the Optionee that remains unexercised shall cease to qualify as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option on the ninety-first (91st) day following such change of status.

          (b) Disposition of Shares.

               (i) NSO. If the Optionee holds NSO Shares for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

               (ii) ISO. If the Optionee holds ISO Shares for at least one year after exercise and two years after the grant date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise or two years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (A) the difference between the Fair Market Value of the Shares acquired on the date of exercise and the aggregate Exercise Price, or (B) the difference between the sale price of such Shares and the aggregate Exercise Price.

          (c) Notice of Disqualifying Disposition of ISO Shares. If the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Optionee.

     7. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by California law except for that body of law pertaining to conflict of laws.

     8. NO GUARANTEE OF EMPLOYMENT. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS AN EMPLOYEE OR CONSULTANT AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE OR CONSULTANT FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S EMPLOYMENT OR CONSULTING RELATIONSHIP AT ANY TIME, WITH OR WITHOUT CAUSE.

     By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:                                ALTERA CORPORATION

                                         By:
------------------------------------        ------------------------------------
Signature

                                         Title:
------------------------------------           ---------------------------------
Print Name

------------------------------------
Residence Address

------------------------------------

                                CONSENT OF SPOUSE

     The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan and this Option Agreement. In consideration of the Company's granting his or her spouse the right to purchase Shares as set forth in the Plan and this Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Option Agreement.



                                         ---------------------------------------
                                         Spouse of Optionee

                                    EXHIBIT A

                             1996 STOCK OPTION PLAN

                                 EXERCISE NOTICE

[Company name and Address]

Attention:  Secretary

     1. Exercise of Option. Effective as of today, ______________ , 199__ , the undersigned ("Purchaser") hereby elects to purchase ______________ shares (the "Shares") of the Common Stock of Altera Corporation (the "Company") under and pursuant to the 1996 Stock Option Plan (the "Plan") and the Stock Option Agreement dated ____________, 19__ (the "Option Agreement"). The purchase price for the Shares shall be $_______, as required by the Option Agreement.

     2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares.

     3. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

     4. Rights as Shareholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

     5. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

     6. Entire Agreement; Governing Law. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by California law except for that body of law pertaining to conflict of laws.

Submitted by:                              Accepted by:

PURCHASER:                                 ALTERA CORPORATION

                                           By:
----------------------------------             ---------------------------------
Signature

                                           Its:
----------------------------------              --------------------------------
Print Name

Address:                                   Address:

                                           2610 Orchard Parkway
---------------------------
                                           San Jose, CA 95134
---------------------------

                                    EXHIBIT B

                               SECURITY AGREEMENT

     This Security Agreement is made as of ___________, 19__ between Altera Corporation, a California corporation ("Pledgee"), and ______________________ ("Pledgor").

                                    Recitals

     Pursuant to Pledgor's election to purchase Shares under the Option Agreement dated ________ (the "Option"), between Pledgor and Pledgee under Pledgee's 1996 Stock Option Plan, and Pledgor's election under the terms of the Option to pay for such shares with his promissory note (the "Note"), Pledgor has purchased _________ shares of Pledgee's Common Stock (the "Shares") at a price of $________ per share, for a total purchase price of $_________. The Note and the obligations thereunder are as set forth in Exhibit C to the Option.

        NOW, THEREFORE, it is agreed as follows:

     1. Creation and Description of Security Interest. In consideration of the transfer of the Shares to Pledgor under the Option Agreement, Pledgor, pursuant to the California Commercial Code, hereby pledges all of such Shares (herein sometimes referred to as the "Collateral") represented by certificate number _________, duly endorsed in blank or with executed stock powers, and herewith delivers said certificate to the Secretary of Pledgee ("Pledgeholder"), who shall hold said certificate subject to the terms and conditions of this Security Agreement.

     The pledged stock (together with an executed blank stock assignment for use in transferring all or a portion of the Shares to Pledgee if, as and when required pursuant to this Security Agreement) shall be held by the Pledgeholder as security for the repayment of the Note, and any extensions or renewals thereof, to be executed by Pledgor pursuant to the terms of the Option, and the Pledge holder shall not encumber or dispose of such Shares except in accordance with the provisions of this Security Agreement.

     2. Pledgor's Representations and Covenants. To induce Pledgee to enter into this Security Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, as follows:

          a. Payment of Indebtedness. Pledgor will pay the principal sum of the Note secured hereby, together with interest thereon, at the time and in the manner provided in the Note.

          b. Encumbrances. The Shares are free of all other encumbrances, defenses and liens, and Pledgor will not further encumber the Shares without the prior written consent of Pledgee.

          c. Margin Regulations. In the event that Pledgee's Common Stock is now or later becomes margin-listed by the Federal Reserve Board and Pledgee is classified as a "lender" within the meaning of the regulations under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G"), Pledgor agrees to cooperate with Pledgee in making any amendments to the Note or providing any additional collateral as may be necessary to comply with such regulations.

     3. Voting Rights. During the term of this pledge and so long as all payments of principal and interest are made as they become due under the terms of the Note, Pledgor shall have the right to vote all of the Shares pledged hereunder.

     4. Stock Adjustments. In the event that during the term of the pledge any stock dividend, reclassification, readjustment or other changes are declared or made in the capital structure of Pledgee, all new, substituted and additional shares or other securities issued by reason of any such change shall be delivered to and held by the Pledgee under the terms of this Security Agreement in the same manner as the Shares originally pledged hereunder. In the event of substitution of such securities, Pledgor, Pledgee and Pledgeholder shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Shares" in this Security Agreement shall include the substituted shares of capital stock of Pledgor as a result thereof.

     5. Options and Rights. In the event that, during the term of this pledge, subscription Options or other rights or options shall be issued in connection with the pledged Shares, such rights, Options and options shall be the property of Pledgor and, if exercised by Pledgor, all new stock or other securities so acquired by Pledgor as it relates to the pledged Shares then held by Pledgeholder shall be immediately delivered to Pledgeholder, to be held under the terms of this Security Agreement in the same manner as the Shares pledged.

     6. Default. Pledgor shall be deemed to be in default of the Note and of this Security Agreement in the event:

          a. Payment of principal or interest on the Note shall be delinquent for a period of 10 days or more; or

          b. Pledgor fails to perform any of the covenants set forth in the Option or contained in this Security Agreement for a period of 10 days after written notice thereof from Pledgee.

     In the case of an event of Default, as set forth above, Pledgee shall have the right to accelerate payment of the Note upon notice to Pledgor, and Pledgee shall thereafter be entitled to pursue its remedies under the California Commercial Code.

     7. Release of Collateral. Subject to any applicable contrary rules under Regulation G, there shall be released from this pledge a portion of the pledged Shares held by Pledgeholder hereunder upon payments of the principal of the Note. The number of the pledged Shares which shall be released shall be that number of full Shares which bears the same proportion to the initial number of Shares pledged hereunder as the payment of principal bears to the initial full principal amount of the Note.

     8. Withdrawal or Substitution of Collateral. Pledgor shall not sell, withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of Pledgee.

     9. Term. The within pledge of Shares shall continue until the payment of all indebtedness secured hereby, at which time the remaining pledged stock shall be promptly delivered to Pledgor, subject to the provisions for prior release of a portion of the Collateral as provided in paragraph 7 above.

     10. Insolvency. Pledgor agrees that if a bankruptcy or insolvency proceeding is instituted by or against it, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable, and Pledgee may proceed as provided in the case of default.

     11. Pledgeholder Liability. In the absence of willful or gross negligence, Pledgeholder shall not be liable to any party for any of his acts, or omissions to act, as Pledgeholder.

     12. Invalidity of Particular Provisions. Pledgor and Pledgee agree that the enforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

     13. Successors or Assigns. Pledgor and Pledgee agree that all of the terms of this Security Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

     14. Governing Law. This Security Agreement shall be interpreted and governed under the laws of the State of California.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

        "PLEDGOR"                       By:
                                           ------------------------------------

                                        ---------------------------------------
                                        Print Name

                                        Address:
                                                -------------------------------

                                        ---------------------------------------


        "PLEDGEE"                       ALTERA CORPORATION,
                                        a California corporation

                                        By:
                                           ------------------------------------

                                        Title:
                                              ---------------------------------


        "PLEDGEHOLDER"
                                        ---------------------------------------
                                        Secretary of
                                        ALTERA CORPORATION

                                    EXHIBIT C

                                      NOTE

$_______________                                               [City, State]
                                                          ______________, 19___

     FOR VALUE RECEIVED, ______________ promises to pay to Altera Corporation, a California corporation (the "Company"), or order, the principal sum of _______________________ ($___________), together with interest on the unpaid principal hereof from the date hereof at the rate of ______________ percent (_____%) per annum, compounded semiannually.

     Principal and interest shall be due and payable on __________, 19__. Should the undersigned fail to make full payment of principal or interest for a period of 10 days or more after the due date thereof, the whole unpaid balance on this Note of principal and interest shall become immediately due at the option of the holder of this Note. Payments of principal and interest shall be made in lawful money of the United States of America.

     The undersigned may at any time prepay all or any portion of the principal or interest owing hereunder.

     This Note is subject to the terms of the Option, dated as of ___________ _________________. This Note is secured in part by a pledge of the Company's Common Stock under the terms of a Security Agreement of even date herewith and is subject to all the provisions thereof.

     The holder of this Note shall have full recourse against the undersigned, and shall not be required to proceed against the collateral securing this Note in the event of default.

     In the event the undersigned shall cease to be an employee or consultant of the Company for any reason, this Note shall, at the option of the Company, be accelerated, and the whole unpaid balance on this Note of principal and accrued interest shall be immediately due and payable.

     Should any action be instituted for the collection of this Note, the reasonable costs and attorneys' fees therein of the holder shall be paid by the undersigned.

                                           ____________________________________

                                           ____________________________________

                                   EXHIBIT A-5

                          ELECTION UNDER SECTION 83(b)
                      OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer's gross income for the current taxable year the amount of any compensation taxable to taxpayer in connection with his or her receipt of the property described below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

     NAME:                         TAXPAYER:                           SPOUSE:

     ADDRESS:

     IDENTIFICATION NO.:            TAXPAYER:                          SPOUSE:

     TAXABLE YEAR:

2. The property with respect to which the election is made is described as follows: _____ shares (the "Shares") of the Common Stock of Altera Corporation (the "Company").

3.   The date on which the property was transferred is: ___________, 19__.

4.   The property is subject to the following restrictions:

     The Shares may be repurchased by the Company, or its assignee, upon certain events. This right lapses with regard to a portion of the Shares based on the continued performance of services by the taxpayer over time.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is:

     $_______________.

6.   The amount (if any) paid for such property is:

     $_______________.

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated:    ___________________, 19____   _______________________________________
                                        Taxpayer

The undersigned spouse of taxpayer joins in this election.

Dated:    ___________________, 19____   _______________________________________
                                        Spouse of Taxpayer

                               ALTERA CORPORATION

                         1988 DIRECTOR STOCK OPTION PLAN

                      (Restated effective January 17, 1996)

     1. Purposes of the Plan. The purposes of this Director Stock Option Plan are to attract and retain the best available personnel for service as Directors of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

     All options granted hereunder shall be "non-statutory stock options".

     2. Definitions. As used herein, the following definitions shall apply:

          (a) "Board" shall mean the Board of Directors of the Company.

          (b) "Common Stock" shall mean the Common Stock of the Company.

          (c) "Company" shall mean Altera Corporation, a California corporation.

          (d) "Continuous Status as a Director" shall mean the absence of any interruption or termination of service as a Director.

          (e) "Director" shall mean a member of the Board.

          (f) "Employee" shall mean any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

          (g) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          (h) "Option" shall mean a stock option granted pursuant to the Plan.

          (i) "Optioned Stock" shall mean the Common Stock subject to an Option.

          (j) "Optionee" shall mean an Outside Director who receives an Option.

          (k) "Outside Director" shall mean a Director who is not an Employee.

          (l) "Parent" shall mean a "parent corporation", whether now or hereafter existing as defined in Section 425(e) of the Internal Revenue Code of 1986, as amended.

          (m) "Plan" shall mean this 1988 Director Stock Option Plan, as amended.

          (n) "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

          (o) "Subsidiary" shall mean a "subsidiary corporation", whether now or hereafter existing, as defined in Section 425(f) of the Internal Revenue Code of 1986, as amended.

     3. Stock Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 470,000 Shares (the "Pool") of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

          If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

     4. Administration of and Grants of Options under the Plan.

          (a) Administrator. Except as otherwise required herein, the Plan shall be administered by the Board.

          (b) Procedure for Grants. All grants of Options hereunder shall be automatic and non- discretionary and shall be made strictly in accordance with the following provisions:

               (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

               (ii) Each Outside Director shall be automatically granted an Option to purchase 40,000 Shares (the "First Option") upon the later to occur of
(A) the effective date of this Plan, as determined in accordance with Section 6 hereof, or (B) the date on which such person first becomes an Outside Director, whether through election by the shareholders of the Company, appointment by the Board of Directors to fill a vacancy, or (for an employee director) by ceasing to be employed by the Company.

               (iii) After the First Option has been granted to an Outside Director, such Outside Director shall thereafter be automatically granted an Option to purchase 10,000 Shares (a "Subsequent Option") on the day of each annual shareholders meeting, at which such Outside Director is reelected to an additional term, occurring after the grant date of such Outside Director's

First Option; provided, however, that in no event shall an Outside Director be granted Options to purchase in the aggregate more than 100,000 shares.

               (iv) Notwithstanding the provisions of subsections (ii) and (iii) hereof, in the event that a grant would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased upon exercise of Options to exceed the Pool, then each such automatic grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant by the number of Outside Directors on the automatic grant date. Any further grants shall then be deferred until such time, if any, as additional Shares become available for grant under the Plan through action to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

               (v) The terms of an Option granted hereunder shall be consistent with the requirements set forth elsewhere in this plan and shall additionally include the following:

                    (A) the Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 9 hereof.

                    (B) Subsequent Options granted prior to January 14, 1992 and all First Options shall become exercisable in installments cumulatively with respect to 25% of the Shares on the first day of the first year after the date of grant of such First Option and with respect to 2.083% of the Shares for each month after such anniversary. Subsequent Options granted on or after January 14, 1992 shall become exercisable in installments cumulatively with respect to 8.34% of the shares for each month beginning after the First Option and all other Subsequent Options, if any, are fully vested. However, in no event shall any Option be exercisable prior to obtaining shareholder approval of the Plan in accordance with Section 17 hereof.

          (c) Powers of the Board. Subject to the provisions and restrictions of the Plan, the Board shall have the authority, in its discretion: (i) to determine, upon review of relevant information and in accordance with Section 8(b) of the Plan, the fair market value of the Common Stock; (ii) to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with Section 8(a) of the Plan; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted hereunder; and (vi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

          (d) Effect of Board's Decision. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

          (e) Suspension or Termination of Option. If the President or his designee reasonably believes that an Optionee has committed an act of misconduct, the President may suspend the Optionee's right to exercise any option pending a determination by the Board of Directors (excluding the Outside Director accused of such misconduct). If the Board of Directors (excluding the Outside Director accused of such misconduct) determines an Optionee has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company rules resulting in loss, damage or injury to the Company, or if an Optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relationship, neither the Optionee nor his estate shall be entitled to exercise any option whatsoever. In making such determination, the Board of Directors (excluding the Outside Director accused of such misconduct) shall act fairly and shall give the Optionee an opportunity to appear and present evidence on Optionee's behalf at a hearing before a committee of the Board.

     5. Eligibility. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in
Section 4(b) hereof. An Outside Director who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options in accordance with such provisions.

        The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his directorship at any time.

     6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 17 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 of the Plan.

     7. Term of Option. The term of each Option shall be ten (10) years from the date of grant thereof.

     8. Exercise Price and Consideration.

          (a) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be 100% of the fair market value per Share on the date of grant of the Option.

          (b) Fair Market Value. The fair market value shall be determined by the Board in its discretion; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the mean of the bid and asked prices of the Common Stock in the over-the-counter market on the date of grant, as reported in the Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation ("NASDAQ") System) or, in the event the Common Stock is traded on the NASDAQ National Market System or listed on a stock exchange, the fair market value per Share shall be the closing price on such system or exchange on the date of grant of the Option, as reported in the Wall Street Journal.

          (c) Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option shall consist entirely of cash, check, other Shares of Common Stock having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment.

     9. Exercise of Option.

          (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times as are set forth in Section 4(b) hereof; provided, however, that no Options shall be exercisable until shareholder approval of the Plan in accordance with Section 17 hereof has been obtained.

          An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 8(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 11 of the Plan.

          Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) Termination of Status as a Director. In the event of the termination of the Outside Director's Continuous Status as a Director, he may, but only within thirty (30) days after the date of such termination, exercise his Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise an Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

          (c) Disability of Optionee. Notwithstanding the provisions of Section 9(b) above, in the event a Director is unable to continue his service as a Director with the Company as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Internal Revenue Code), he may, but only within three (3) months from the date of termination, exercise his Option to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

          (d) Death of Optionee. In the event of the death of an Optionee:

              (i) during the term of the Option who is at the time of his death a Director of the Company and who shall have been in Continuous Status as a Director since the date of grant of the Option, the Option may be exercised, at any time within six (6) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status a Director for six (6) months after the date of death.

              (ii) within thirty (30) days after the termination of Continuous Status as a Director, the Option may be exercised, at any time within six (6) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

     10. Non-Transferability of Options. Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. The designation of a beneficiary by an Optionee does not constitute a transfer. An Option may be exercised, during the lifetime of the Optionee, only by the Optionee or a transferee permitted by this Section 10.

     11. Adjustments Upon Changes in Capitalization or Merger. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

        In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. If however such successor corporation does not agree to fully assume such options, the Board shall act to fully accelerate the vesting of all of the shares subject to each outstanding option such that the Optionee shall have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option will terminate upon the expiration of such period.

     12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4(b) hereof. Notice of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

     13. Amendment and Termination of the Plan.

        (a) Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, the following revisions or amendments shall require approval of the shareholders of the Company in the manner described in Section 17 of the Plan:

             (i) any increase in the number of Shares subject to the Plan, other than in connection with an adjustment under Section 11 of the Plan; or

             (ii) any change in the designation of the class of persons eligible to be granted Options; or

             (iii) any material increase in the benefits accruing to participants under the Plan; or

             (iv) any change in the number of shares subject to Options to be granted hereunder or in the terms thereof as set forth in Section 4(b) hereof.

     Notwithstanding the foregoing, the provisions set forth in Section 4(b) of this Plan (and any other Sections of this Plan that affect the formula award terms required to be specified in this Plan by Rule 16b-3) shall not be amended more that once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder.

        (b) Shareholder Approval. Shareholder approval of any amendment requiring shareholder approval under Section 13(a) of the Plan shall be solicited as described in Section 17 of the Plan.

        (c) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     14. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

         Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     15. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     16. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

     17. Shareholder Approval.

         (a) Continuance of the Plan shall be subject to approval by the shareholders of the Company at or prior to the first annual meeting of shareholders held subsequent to the granting of an Option hereunder. If such shareholder approval is obtained at a duly held shareholders' meeting, it may be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company present or represented and entitled to vote thereon. If such shareholder approval is obtained by written consent, it may be obtained by the written consent of the holders of a majority of the outstanding shares of the Company.

         (b) Any required approval of the shareholders of the Company shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

     18. Information to Optionees. The Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports to shareholders, proxy statements and other information provided to all shareholders of the Company.